                                  EXHIBIT (16)

                           Executed Powers of Attorney

                                POWER OF ATTORNEY


         The undersigned, being an Officer of the HighMark Funds, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as an Officer of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Signature                                   Title                               Date
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/s/ James R. Foggo                  President and                         September 19, 2001
---------------------------         Chief Executive Officer
James R. Foggo

                                POWER OF ATTORNEY


         The undersigned, being an Officer of the HighMark Funds, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as an Officer of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Signature                                   Title                               Date
---------                                   -----                               ----
/s/ Peter Golden                     Controller and                       September 19, 2001
-----------------                    Chief Financial Officer
Peter Golden

                                POWER OF ATTORNEY


         The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest and Alyssa Albertelli each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Signature                            Title                           Date
---------                            -----                           ----
/s/ Thomas L. Braje                 Trustee
-------------------
Thomas L. Braje

/s/ David A. Goldfarb               Trustee
---------------------
David A. Goldfarb

/s/ William R. Howell               Trustee
---------------------
William R. Howell

/s/ Joseph C. Jaeger                Trustee
--------------------
Joseph C. Jaeger

/s/ Frederick J. Long               Trustee
---------------------
Frederick J. Long

/s/ Paul L. Smith                   Trustee
-----------------
Paul L. Smith

                                POWER OF ATTORNEY


         The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest and Alyssa Albertelli each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Signature                           Title                           Date
---------                           -----                           ----
/s/ Michael L. Noel                 Trustee                   September 9, 1999
-------------------
Michael L. Noel

                                POWER OF ATTORNEY


         The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest and Alyssa Albertelli each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Signature                           Title                           Date
---------                           -----                           ----
/s/ Robert M. Whitler               Trustee                   September 9, 1999
---------------------
Robert M. Whitler